UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
January 30, 2026
COMMISSION FILE NUMBER 1-6780 (Rayonier Inc.)
COMMISSION FILE NUMBER: 333-237246 (Rayonier, L.P.)
RAYONIER INC.
Incorporated in the State of North Carolina
I.R.S. Employer Identification Number 13-2607329
RAYONIER, L.P.
Incorporated in the State of Delaware
I.R.S. Employer Identification Number 91-1313292
1 Rayonier Way
Wildlight, Florida 32097
(Principal Executive Office)
Telephone Number: (904) 357-9100
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Exchange
Common Shares, no par value, of Rayonier Inc.	RYN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Rayonier Inc.:	Emerging growth company	☐
Rayonier, L.P.:	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Rayonier Inc.:	☐
Rayonier, L.P.:	☐

		PAGE
Item 9.01	Financial Statements and Exhibits	1
	Signature	2

EXPLANATORY NOTE

On February 2, 2026, Rayonier, Inc., a North Carolina corporation (“Rayonier”), filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission. The Original Report disclosed the consummation of the previously announced merger-of-equals transaction with PotlatchDeltic Corporation, a Delaware corporation (“PotlatchDeltic”). This Current Report on Form 8-K/A amends the Original Report to incorporate by reference and file herein the historical and pro forma financial information required by Item 9.01(a) and (b), respectively. Except as provided herein, the disclosures made in the Original Report remain unchanged.

ITEM 9.01.	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited consolidated financial statements of PotlatchDeltic as of December 31, 2024 and for each of the years in the three-year period ended December 31, 2024, with the related notes thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.
The unaudited condensed consolidated financial statements of PotlatchDeltic as of September 30, 2025 and for the periods ended September 30, 2025 and 2024, with the related notes thereto, are filed as Exhibit 99.2 hereto and incorporated herein by reference.
(b) Pro Forma Financial Information.
Rayonier’s unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2025, and for the year ended December 31, 2024, with the related notes thereto, updated to reflect final purchase price consideration, is filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP
99.1
Audited consolidated financial statements of PotlatchDeltic as of December 31, 2024 and for each year in the three-year period ended December 31, 2024 (incorporated by reference to Part II, Item 8 of PotlatchDeltic’s Annual Report on Form 10-K filed on February 13, 2025 (File No. 001-32729)).

99.2
Unaudited condensed consolidated financial statements of PotlatchDeltic as of September 30, 2025 and for the periods ended September 30, 2025 and 2024 (incorporated by reference to Part I, Item 1 of PotlatchDeltic’s Quarterly Report on Form 10-Q filed on November 7, 2025 (File No. 001-32729)).

99.3	Unaudited pro forma condensed combined financial information as of and for the nine months ended September 30, 2025, and for the year ended December 31, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RAYONIER INC.

BY:	/s/ APRIL TICE
April Tice
Senior Vice President, Chief Accounting Officer

RAYONIER, L.P.

By: RAYONIER INC., its sole general partner

BY:	/s/ APRIL TICE
April Tice
Senior Vice President, Chief Accounting Officer

April 10, 2026

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